NOTICE OF SPECIAL MEETING OF SHAREHOLDERS TO BE HELD






Dear Shareholders :


Notice is hereby given that a Special Meeting of Shareholders of Forestry International, Inc. wIll be held on October 31, 2000, at 1 :30 pm., eastern time, at the Company's offices located at 1205 Ampere Street, suite 206, Boucherville, (Quebec) Canada J4B 7M6 for the following purposes :

1. To amend the Articles of Incorporation of the Company to change its corporate name;
2. To transact such other business as may properly come before the meeting or
any   adjournments thereof.

Pursuant to the Company's Bylaws, the Board of Directors has fixed the close of business on September 27, 2000, as the record date for the determination of shareholders entitled to notice of and to vote at the meeting. Only shareholders of record at that time will be entitled to vote at the meeting or any adjournment thereof. You are cordially invited to attend the meeting in person. Even if you plan to attend the Special meeting, please complete, date, sign and return the enclosed proxy promptly in the enclosed self-addressed, stamped envelope. If you attend and wish to withdraw your proxy, you may vote personally.





                                                          BY ORDER OF
                                                          THE BOARD OF DIRECTORS






                                                          Louis R. Turp
                                                          President
                                                          September 18, 2000











FORESTRY INTERNATIONAL, INC.
CARRYING ON BUSINESS UNDER
INFYNIA.COM CORPORATION
1205 Ampere Street, suite 206
Boucherville, Quebec
Canada  J4B 7M6


September 18, 2000

To : Stockholders of Forestry International, Inc.

Dear Stockholders :

You are cordially invited to attend a Special Meeting of Stockholders of Forestry International, Inc. a Colorado corporation (FYNI) to be held at the offices of Forestry International, Inc., at 1205 Ampere Street, Suite 206, Boucherville, Quebec J4B 7M6 on Tuesday, October 31, 2000 at 1 :30 p.m., Eastern Time.

At this Special Meeting, you will be asked to consider and vote upon the approval of the change in the name (Name Change) of Forestry International, Inc., to Infynia.com Corporation. The proposed name change for FYNI will provide association with the company's corporate mission that is to be an horizontally integrated Information Technology (IT) Company (FYNI - For Your Network Integration).

The Name Change contemplated hereby is planned to be concluded as soon as possible after approval by the shareholders of FYNI.

FYNI is a publicly traded company, listed on the NASDAQ Over-the-Counter Bulletin Board (the OTC Bulletin Board). It is subject to the reporting requirements of the Securities Exchange Act of 1934, as amended, is required to file periodic reports with the Securities and Exchange Commission. As of the close of the market on August 31, 2000, FYNI common stock traded on the OTC Bulletin Board and have been at a high and low price of $0.63 and $0.07, respectively for the last 52 weeks.

The Board of Directors of FYNI has carefully reviewed and considered the terms and conditions of the proposed Name Change and has unanimously voted in favor of the proposed Name Change, and recommends that the stockholders of FYNI vote FOR approval of the Name Change.

While the members of the Board of Directors of FYNI are confident that a new name can reflect positively on FYNI's business plan there can be no assurance that FYNI will in fact be able to do so. Therefore, FYNI shareholders are urged to read the enclosed Proxy Statement and to carefully consider the description of the prospective Name Change in the Proxy Statement.

Enclosed are a Notice of Special Meeting, a Proxy Statement and a proxy card for the special Meeting. Please give this information your careful attention. It provides a detailed description of the proposed transaction. The affirmative vote of the holders of a majority of the shares of FYNI Common Stock entitled to vote at the Special Meeting is required for approval of the Name Change. Accordingly, your vote is important, no matter how large or small your holdings.



Stockholders of Forestry International, Inc.
September 18, 2000
Page Two




In view of the importance of the action to be taken, we urge you to complete, sign, and date the enclosed proxy card and to return it promptly in the enclosed envelope, whether or not you plan to attend the Special Meeting.

On behalf of the Board of Directors of Forestry International, Inc. we appreciate your precious collaboration, attention and consideration to the corporate matters of the company.

Sincerely,





Louis R. Turp
President/CEO



































FORESTRY INTERNATIONAL, INC.
CARRYING ON BUSINESS UNDER
INFYNIA.COM CORPORATION
1205 Ampere Street, suite 206
Boucherville, Quebec
Canada  J4B 7M6


PROXY STATEMENT


For Special Meeting of Stockholders of Forestry International, Inc. to be Held on October 31, 2000.


This Proxy Statement is being furnished to the stockholders of Forestry International, Inc., a corporation formed under the laws of the State of Colorado, U.S.A. (FYNI or the Company), in connection with the sollicitation of proxy by its Board of Directors from holders of outstanding shares of common stock of FYNI (theCommon Stock) for use at the Special
Meeting of FYNI to be held on October 31, 2000 at 1205 Ampere Street, suite 206, Boucherville, Quebec, Canada J4B 7M6 at 1 :30 Eastern Time.

The purpose of the FYNI Special Meeting is to consider and vote upon the following :

A proposal to approve the change in the name (Name Change) of Forestry International, Inc. to Infynia.com Corporation. The proposed name change for FYNI will provide association with the company's corporate mission that is to be an horizontally integrated Information Technology (IT) Company (FYNI - For Your Network Integration).


GENERAL MATTERS

The accompanying proxy is solicited by the Board of Directors of FYNI for a Special Meeting of Stockholders to be held at the offices of the Company at 1205 Ampere Street, suite 206 Boucherville, Quebec, Canada J4B 7M6 on October 31, 2000 at 1 :30 eastern Time. This Proxy Statement and the enclosed form of proxy are first being mailed to stockholders on or about September 29, 2000.

The cost of sollicitation of proxies will be borne by the Company. Solicitation other than by mail may be made by officers or by regular employees of the Company, who will receive no additional compensation therefore, by personal or telephone solicitation. The Company will reimburse brokerage firms and other securities custodians for their expenses in forwarding proxy materials to their principals.

Only holders of shares of Common Stock or record at the close of business on September 27, 2000 will be entitled to notice of and vote at the meeting and at all adjournments thereof. At the close of business on September 15, 2000, the Company had 25,440,736 shares of Common Stock.

Shares of Common Stock represented by the proxies in the form enclosed, properly executed, will be voted in the manner designated, or if no instructions are indicated, in favor of the proposal. In their descretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting. The proxy given by the enclosed proxy card may be revoked at any time before it is voted by delivering to the Secretary of the Company a written revocation or a duly executed proxy bearing a later date or by attending the Special Meeting and voting in person.


Proxy Statement
September 18, 2000
Page Two



Change of Name

The Company wishes to amend its articles of incorporation to change the Company's name from Forestry International, Inc. to Infynia.com Corporation, which is the same name as its operating fully own subsidiary. The purpose of this change is to associate the business of the Company with its operating subsidiary for sales and marketing purposes and to recognize that the Company has completed on May 3, 2000 the acquisition of R.M.M. & Associates, a company active within the Information Technology industry.

The shift to a revenue-producing stage should have a positive impact on market interest in the Company's Common Stock and FYNI wants its stockholders to be able to benefit from this positive impact.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THIS CHANGE OF NAME.



SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

Security Ownership of Certain Beneficial Owners and Security Ownership of Management

The following table contains information as of August 2, 2000, as to the beneficial ownership of shares of the Company's common Stock by each person who, to the knowledge of the Company at that date, was (I) the beneficial owner of five percent or more of the outstanding share of the class, (ii) each person who is a director of the Company, (iii) each person who is an executive officer of the Company, and (iv) all persons as a group who are officers and directors of the Company, and as to the percentage of outstanding shares so held by them on August 2, 2000.

      Name and address                  Amount of Beneficial
Percent of
      of beneficial owner                          Ownership
Class

      Andrea Audet                                     336,531
1.3%
      474 Cote Ste-Catherine
      Montreal, (QC) Canada
      H2V 2B4

      Richard Jamieson                              137,500
0.005%
      543 Croissant Simonet
      Ile Bizard, (QC) Canada
      H9C 2R9

      Louis R. Turp                                  2,090,000
8.2%
      474 Cote Ste-catherine
      Montreal, (QC) Canada
      H2V 2B4






Proxy Statement
September 18, 2000
Page Three




SHAREHOLDERS PROPOSALS Any Shareholders intending to present any proposal for consideration at the Company's next Annual Meeting of Shareholders must, in addition to meeting other applicable requirements, mail such proposal to the Company so that it is received at the Company's offices not less than 120 days in advance of April 30, 2001.


OTHER MATTERS

At the time of the preparation of this proxy statement, the Board of Directors of the Company did not contemplate or expect that any business other than that pertaining to the subject referred to in this Proxy Statement would be brought up for action at the meeting, but in the event that other business calling for a stockholders' vote does properly come before the meeting, he proxies will vote thereon according to their best judgment in the interest of the Company.


                                                                     BY ORDER OF
                                                                     THE BOARD
OF DIRECTORS






                                                                      Louis R.
Turp
                                                                      President
                                                                      September
18, 2000

























































THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned, having received the Notice of Special Meeting of Shareholders of Forestry International, Inc. (the Company), and the related Proxy Statement dated ___________, 2000, hereby appoints Louis R. Turp and Richard Jamieson, and each of them, proxies for the undersigned, with full power of substitution, and authorizes them to attend the Special Meeting of Shareholders of the Company on October 31, 2000, and any adjournments thereof, and to vote thereat all shares of Common Stock of the Company that the undersigned would be entitled to vote if personally present, such proxies being instructed to vote as specified below, or, to the extent not specified, to vote FOR Proposal 1 and to vote in their discretion on any other matters presented at the meeting or any adjournments thereof. THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER SPECIFIED ON THE REVERSE BY THE UNDERSIGNED. EXCEPT AS OTHERWISE SPECIFIED, THIS PROXY WILL BE VOTED FOR THE AMENDMENT OF THE ARTICLES OF INCORPORATION TO CHANGE THE COMPANY'S NAME TO INFYNIA.COM, CORPORATION.

(CONTINUED AND TO BE SIGNED ON REVERSE SIDE) ______________________________

FOLD AND DETACH HERE

                                                                  THE BOARD OF
DIRECTORS RECOMMENDS A VOTE FOR PROPOSAL
420:
Please mark your vote as [ X ]

PROPOSAL 1. AUTHORIZATION TO AMEND THE ARTICLES OF INCORPORATION TO CHANGE THE CORPORATIONS NAME TO INFYNIA.COM CORPORATION
 FOR      AGAINST         ABSTAIN
[   ]                [   ]                     [   ]

PLEASE SIGN AND DATE THIS PROXY CARD AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE.
       Signature __________________________
Signature, if held jointly  ______________
Dated : ________, 2000
Please sign name exactly as it appears hereon. If shares are held by joint tenants, both should sign. When signing as an attorney, executor, administrator, trustee, or guardian, give full title as such.
FOLD AND DETACH HERE